UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2023

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Tesla Road

Austin, Texas 78725

(Address of Principal Executive Offices, and Zip Code)

(512) 516-8177

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported in our securities filings, certain current and former members of the board of directors of Tesla, Inc. (“Tesla”) were named as defendants in a stockholder derivative action in the Delaware Court of Chancery, captioned The Police and Fire Retirement System of the City of Detroit v. Elon Musk, et al., C.A. No. 2020-0477-KSJM (Del. Ch.) (“Action”).

On July 14, 2023, the parties to the Action entered into a Stipulation and Agreement of Compromise and Settlement (the “Stipulation”) to resolve the Action. The Stipulation and exhibits thereto, including the proposed Notice of Pendency and Proposed Settlement of Derivative Action (the “Notice”) and proposed Scheduling Order (the “Scheduling Order”), were filed in the Delaware Court of Chancery on July 14, 2023. The Stipulation is subject to final approval by the Delaware Court of Chancery. The Stipulation, if finally approved, will cause the dismissal with prejudice of the Action.

On July 19, 2023, the Delaware Court of Chancery entered the Scheduling Order, which includes approval of the Notice. Resolution of the Action is subject to approval from the Delaware Court of Chancery. The Delaware Court of Chancery set a final settlement hearing for October 13, 2023, at 1:30 p.m. ET before the Honorable Kathaleen St. J. McCormick in the Delaware Court of Chancery, New Castle County, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.

Pursuant to the Scheduling Order, a copy of the Notice (which includes, among other things, the proposed terms and conditions to resolve the Action) is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Pendency and Proposed Settlement of Derivative Action, dated July 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Brandon Ehrhart
Brandon Ehrhart General Counsel and Corporate Secretary

Date: July 20, 2023